UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 30, 2012

AnchorBanCorp Wisconsin Inc.

(Exact name of registrant as specified in its charter)

Wisconsin	000-20006	39-1726871
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25 West Main Street, Madison, Wisconsin	53703
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 608-252-8982

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)	Director Resignations

As previously announced in Anchor BanCorp Wisconsin Inc.’s (the “Company”) press release dated June 5, 2012, Messrs. Donald D. Kropidlowski, Greg M. Larson and Donald D. Parker retired from the Company’s Board of Directors effective June 30, 2012. Their retirements were not due to any dispute or disagreement with the Company and/or its Board of Directors or management.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Anchor BanCorp Wisconsin, Inc.

Date: July 6, 2012	By:	/s/ Mark D. Timmerman
Executive Vice President, Secretary and General Counsel